Summary
Prospectus

March 1, 2011

Before you invest, you may want to review the Fund's Statutory Prospectus and Statement of Additional Information, both of which are dated March 1, 2011 and are incorporated by reference into this Summary Prospectus, as they each contain more information about the Fund and its risks.

You can find the Fund's Prospectus and other information about the Fund online at www.VictoryFunds.com.

You may also obtain this information at no cost by calling (800) 539-3863 or by sending an e-mail request to VictoryMail@VictoryConnect.com.

You may also obtain this information at no cost from your financial intermediary.

Ohio Municipal Money Market Fund

Class  A  ......  AOHXX

VictoryFunds.com
800-539-FUND

(800-539-3863)

Ohio Municipal Money Market Fund Summary

Investment Objective

The Fund seeks to provide current income exempt from federal regular income tax and the personal income taxes imposed by the State of Ohio and Ohio municipalities consistent with stability of principal.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you invest in shares of the Fund.

Shareholder Fees (paid directly from your investment)	Class A
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	NONE
Maximum Deferred Sales Charge (load) (as a percentage of the lower of purchase or sale price)	NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.45%
Distribution (12b-1) Fees	0.00%
Other Expenses (includes a shareholder servicing fee of 0.25%)	0.44%
Acquired Fund Fees and Expenses[1]	0.04%
Total Annual Fund Operating Expenses	0.93%

1Acquired Fund Fees and Expenses are fees and expenses of investment companies in which the Fund invests which are indirectly incurred by the Fund and are not included in the Fund's Financial Highlights disclosed later in this Prospectus. Therefore, the Total Annual Fund Operating Expenses stated above do not correlate to the ratio of expenses to average net assets that appears in the Fund's Financial Highlights. The impact of the Acquired Fund Fees and Expenses are included in the total returns of the Fund.

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$95	$296	$515	$1,143

Ohio Municipal Money Market Fund (continued)

Principal Investment Strategies

The Fund pursues its investment objective by investing in short-term municipal securities.

Under normal circumstances, the Fund invests in:

■  Short-term municipal obligations, such as commercial paper, notes, and bonds.

■  Tax, revenue, and bond anticipation notes.

■  Variable rate demand notes, municipal bonds, and participation interests in any of the above obligations.

Under normal circumstances, the Fund will invest its assets in short-term instruments so that at least 80% of the income it distributes will be exempt from federal regular income tax and Ohio state income tax. (Federal regular income tax does not include the individual or corporate federal alternative minimum tax.) The Fund will not change this policy except with shareholder approval. The Fund expects to invest substantially all of its assets in these instruments.

Principal Risks

The Fund's yield or the stability of its $1.00 share price may be adversely affected if any of the following occurs:

■  The portfolio manager does not execute the Fund's principal investment strategies effectively.

■  A municipality or instrumentality defaults on its obligation or its securities are downgraded.

■  The market value of floating or variable rate securities falls to such an extent that the Fund's share price declines below $1.00.

■  Interest rates rise rapidly, causing the Fund's investment securities to decline in value and the Fund's share price to decline below $1.00.

■  Interest rates decline, resulting in a lower yield for the Fund.

■  There is a significant decline in the value of an investment.

■  Adverse events affecting the banking industry cause the value of Fund's investments guaranteed by banks to decline.

■  Political, economic, business or regulatory events occur in Ohio causing the value of Ohio municipal securities to decline. The Fund could be more susceptible to economic, political, or credit risks than a fund that invests in a more diversified geographic area. The SAI explains the risks specific to investments in Ohio securities.

An investment in the Fund is not a deposit of KeyBank or any of its affiliates and is not FDIC insured or guaranteed by any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Ohio Municipal Money Market Fund (continued)

Investment Performance

The bar chart and table below indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

Calendar Year Returns for Class A Shares

Highest/lowest quarterly results during this time period were:

Highest  0.77% (quarter ended December 31, 2006)

Lowest  0.00% (quarters ended June 30, 2009; September 30, 2009; December 31, 2009; March 31, 2010; June 30, 2010; and December 31, 2010)

Average Annual Total Returns (For the Periods ended December 31, 2010)	1 Year	5 Years	10 Years
CLASS A	0.19%	1.46%	1.23%

The "seven-day yield" is an annualized figure — the amount you would earn if you kept your investment in the Fund and the Fund continued to earn the same net interest income throughout the year. The "seven-day effective yield" (also an annualized figure) assumes that dividends are reinvested and compounded.

For the Fund's current seven-day yield and seven-day effective yield, call the Fund at 800-539-FUND (800-539-3863) or visit VictoryFunds.com and select Money Market Funds then Daily Prices.

Ohio Municipal Money Market Fund Summary (continued)

Purchase and Sale of Fund Shares

The minimum initial purchase is $2,500 for regular accounts and $1,000 for IRAs, gifts to minors, and purchases through an automatic investment plan. The minimum subsequent investment is $250. We may reduce or waive the minimums in some cases.

You may redeem your shares on any day the Fund is open for business. Redemption requests may be made by telephone (with prior appropriate approval) or by mail.

When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value after the Fund receives your request in good order.

Tax Information

The Fund's dividend distributions are intended to be exempt from federal income tax and Ohio personal income tax. These distributions will be subject to federal income tax to the extent attributable to other income, including income earned by the fund on investments in taxable securities Distributions of capital gains realized on the distribution of the Fund's investments will generally be subject to federal, state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

VF-OMMMF-SUMPRO (3/11)